Trade and Other Receivables	6 Months Ended
Dec. 31, 2022
Trade and other current receivables [abstract]
Trade and Other Receivables

Note 10 Trade and Other Receivables

	December 31,	Restated June 30,
(in U.S. dollars)	2022	2022	2021
Trade debtors	$2,327,364	$2,081,315	$1,151,116
Other receivables	519,865	371,130	482,585
Total trade and other receivables	$2,847,229	$2,452,445	$1,633,701

Credit risk

The Group has no significant concentration of credit risk with respect to any counterparties or on a geographical basis. Amounts are considered as “past due” when the debt has not been settled, in line with the terms and conditions agreed between the Group and the customer to the transaction.

The Group assess impairment on trade and other receivables using the simplified approach of the expected credit loss (ECL) model under IFRS 9, Financial Instruments.

The balance of receivables that remain within initial trade terms are considered to be of high credit quality